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                         FIRST EAGLE SOGEN FUNDS, INC.

                         FIRST EAGLE SOGEN GLOBAL FUND
                        FIRST EAGLE SOGEN OVERSEAS FUND
                          FIRST EAGLE SOGEN GOLD FUND
                          FIRST EAGLE SOGEN MONEY FUND

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                       SUPPLEMENT DATED OCTOBER 23, 2000
                       TO PROSPECTUS DATED JUNE 5, 2000.

THE LAST SENTENCE ON P. 19 IN THE PROSPECTUS UNDER 'THE FUND'S FEES AND EXPENSES' IS AMENDED BY INSERTING THE WORD 'MONEY' BEFORE THE WORD 'FUND' IN THE SECOND AND FOURTH LINES THEREOF AND DELETING THE REFERENCE TO OCTOBER 31, 2000 AT THE END OF THE TEXT THEREOF AND REPLACING IT WITH DECEMBER 31, 2000 SO THAT THE RELEVANT PORTION OF THE SENTENCE READS AS FOLLOWS:

*...the Investment Adviser has voluntarily agreed to limit the total expenses of the Money Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Money Fund's average net assets until December 31, 2000.

THE DISCLOSURE IN THE PROSPECTUS UNDER 'DISTRIBUTION AND SHAREHOLDER SERVICES EXPENSES' PP. 22 AND 23 IS REPLACED IN ITS ENTIRETY TO READ AS FOLLOWS:

The shares of each of the Funds are offered, in states and countries in which such offer is lawful, to investors either through selected securities dealers or directly by ASB, the Funds' principal underwriter. Class A shares of Global Fund and Overseas Fund and shares of Gold Fund are subject to a sales charge that is described under 'About Your Investment -- Public Offering Price of Class A'.

Global Fund, Overseas Fund and Gold Fund have adopted Distribution Plans and Agreements pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, Global Fund, Overseas Fund and Gold Fund pay ASB distribution related fees at an annual rate of 0.25% of the average daily net asset value attributable to Class A shares and distribution related fees as well as service fees at a combined annual rate of 1.00% of the average daily net asset value attributable to Class C shares. ASB has agreed, subject to its right to unilaterally require payments monthly, to accept the payments involved (whether distribution related or service fees) on a quarterly basis other than in certain exceptional cases. ASB is





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obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares, the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors. However, ASB will not pay dealers 12b-1, distribution related and service fees for any quarter in which they have less than $50,000 in accounts. ASB bears distribution expenses to the extent they are not covered by payments under the Plans. Any distribution expenses incurred by ASB in any fiscal year of a Fund that are not reimbursed from payments under the Plans accrued in such fiscal year will not be carried over for payment under the Plans in any subsequent year. Class I shares and shares of Money Fund do not participate in the plans and are not charged with any portion of the payments made under the Plans. Because the fees are paid from Fund assets on an on-going basis, over time these fees will increase the cost of an investment in the Funds and may ultimately cost more than paying other types of sales charges.

THE DISCLOSURE IN THE PROSPECTUS UNDER 'REDEMPTION OF SHARES -- SYSTEMATIC WITHDRAWAL PLAN' PP. 38 AND 39 IS REPLACED IN ITS ENTIRETY TO READ AS FOLLOWS:

A shareholder who owns shares of a Fund with a current net asset value of $10,000 or more may use those shares to establish a Systematic Withdrawal Plan monthly or quarterly. A check in a stated amount of not less than $50 will be mailed to the shareholder on or about the 3rd day, 15th day, or 25th day of the month. Dividends and distributions on shares invested under a Systematic Withdrawal Plan may not be taken in cash but must be reinvested, which will be done at net asset value. A Fund's shares will be redeemed as necessary to meet withdrawal payments. Withdrawals in excess of dividends and distributions will reduce and may deplete the invested principal and may result in a gain or loss for tax purpose. Purchases of additional shares made concurrently with withdrawals of shares are undesirable because of sales charges incurred when purchases are made. Accordingly, a shareholder may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. New accounts established by check within 15 days of their expected withdrawal date, will not begin distribution until the following month due to the fifteen-day hold on check purchases. The Company may amend or cease to offer the Systematic Withdrawal Plan at any time.